[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS SERIES TRUST

U.S. ALLOCATION PORTFOLIO

PROSPECTUS

May 1, 2005

THE FUND OFFERS ITS CLASS H AND CLASS I SHARES ONLY TO INSURANCE COMPANY SEPARATE ACCOUNTS THAT FUND CERTAIN VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS. CLASS I SHARES ARE SUBJECT TO A DISTRIBUTION FEE. THIS PROSPECTUS SHOULD BE READ TOGETHER WITH THE PROSPECTUS FOR THOSE CONTRACTS.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.


NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
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UBS SERIES TRUST--U.S. ALLOCATION PORTFOLIO

CONTENTS

                                                                                          PAGE
                                                                                          ----
THE FUND
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUND

        Investment Objective, Strategies, Risks and Portfolio Holdings                    3
        Performance                                                                       7
        Expenses and Fee Tables                                                           8

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT

        Investing in the Fund                                                             9
        --Purchases and Redemptions
        --Additional Information about Your Account
        --Pricing and Valuation

ADDITIONAL INFORMATION
ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUND

        Management, Organization and Capital Structure                                    13

        Dividends and Taxes                                                               15

        Financial Highlights                                                              16

        Where to learn more about the fund                                                Back Cover


           THE FUND IS NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.

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INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

FUND OBJECTIVE

Total return, consisting of long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in US fixed income and equity securities. The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board without shareholder approval. However, the fund has a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% policy.

Investments in fixed income securities may include debt securities of the US government, its agencies and instrumentalities, debt securities of US corporations, mortgage-backed securities and asset-backed securities. The fund invests in securities backed by the full faith and credit of the United States issued or guaranteed by the US Government or its agencies and instrumentalities. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration. The fund also invests in other securities issued by US Government agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also invests in US government securities that are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities are the Federal Farm Credit System and the Federal Home Loan Banks.

Investments in equity securities may include dividend-paying securities, common stock and preferred stock. The fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

SECURITIES SELECTION

UBS Global Asset Management (US) Inc. ("UBS Global AM") serves as the fund's investment advisor. The fund is a multi-asset fund and allocates its assets among the major domestic asset classes (US fixed income and US equities) based upon UBS Global AM's assessment of prevailing market conditions in the US and abroad.

Within the equity portion of the fund, UBS Global AM selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is UBS Global AM's assessment of what a security is worth. UBS Global AM bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. UBS Global AM may purchase small, medium or large capitalization equity securities.

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In selecting fixed income securities, UBS Global AM uses an internally developed valuation model that quantifies return expectations for all major domestic bond markets. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, UBS Global AM considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year. Fixed income securities purchased by the fund will not have a maximum maturity limitation. The fund may also invest, to a limited extent, including up to 15 percent, in high yield (lower-rated) securities, or securities that are unrated but determined to be of comparable quality by UBS Global AM. High yield bonds are commonly known as "junk" bonds.

UBS Global AM's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings. UBS Global AM manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risk.

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect its ability to pursue its investment objective. UBS Global AM actively manages the fund. As such, increased portfolio turnover may result in higher levels of brokerage commissions, transaction costs and may therefore adversely affect fund performance.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will affect the value of longer-term fixed income securities more than the value of shorter-term securities and the value of higher quality securities more than the value of lower quality securities.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than those of the original obligations.

- MARKET RISK--The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL AND MEDIUM COMPANY RISK--The risk that investments in small and medium size companies

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     may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- ASSET ALLOCATION RISK--The risk that the fund may allocate assets to an asset category that underperforms other asset categories. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than its other investments.

- CREDIT AND JUNK BOND RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

     Fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk. These securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or other similar events. Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (E.G., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

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-    FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- RISK ASSOCIATED WITH VALUE INVESTING--Securities selection based on value orientation involves certain risks. Because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, value-oriented stocks generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the fund upon request by calling 1-800-647 1568. Please consult the fund's Statement of Additional Information ("SAI") for a description of the policies and procedures that govern disclosure of the fund's portfolio holdings.

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PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class H shares because they have the longest performance history of any class of fund shares.

The table that follows the chart shows the average annual returns over various time periods for each class of the fund's shares. The table compares fund returns to returns of the S&P 500 Index and the UBS Tactical Allocation Fund Index, which are unmanaged and, therefore, does not reflect any sales charges or expenses.

The information presented in the bar chart and table for the periods 1999 through 2003 reflects the fund's performance during those periods when the fund employed a different investment strategy and a different portfolio manager. Effective April 29, 2004, the fund implemented its current investment strategy. Consequently, only the information provided for the 2004 period includes performance information that is attributable to the fund's current investment strategy and the fund's current portfolio management team.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN ON CLASS H SHARES (1999 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR   TOTAL RETURN
1999               18.43%
2000               (1.93)%
2001              (12.39)%
2002              (22.68)%
2003               27.62%
2004               10.68%

Best quarter during years shown: 2nd Quarter, 2003--15.24%
Worst quarter during years shown: 3rd Quarter, 2002--(17.48)%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                                U.S. TACTICAL
CLASS                                        CLASS H     CLASS I     S&P 500    ALLOCATION
(INCEPTION DATE)                             (9/28/98)   (1/5/99)    INDEX      FUND INDEX
----------------                             ---------   --------    -------    -------------
  One Year                                       10.68%     10.38%     10.88%           10.02%
  Five Years                                     (1.27)     (1.51)     (2.30)           (2.45)
  Life of Class                                   5.40       1.58           *                **

----------

 * Average annual total returns for the S&P 500 Index for the life of each class were as follows:
     Class H--3.86% and Class I--(1.26)%.
** Average annual total returns for the UBS Tactical Allocation Fund Index for the life of each class were as follows:
     Class H--3.73%; Class I--1.12%.

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EXPENSES AND FEE TABLES

FEES AND EXPENSES Investors incur certain fees and expenses in connection with an investment in the fund. The following table shows the fees and expenses of the fund that you may incur if you invest in the fund through a variable annuity or a variable life insurance contract. The table does not include contract expenses and charges imposed under the variable annuity or variable life insurance contracts. If contract expenses and charges were included in the table, overall fees and expenses would be higher. See the prospectus for those contracts for more information about contract expenses and charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                                CLASS H    CLASS I
                                                                                -------    -------
Management Fees                                                                   0.50%      0.50%
Distribution and/or Service (12b-1) Fees                                          None       0.25%
Other Expenses                                                                    0.30%      0.30%
Total Annual Fund Operating Expenses                                              0.80%      1.05%

EXAMPLE

This example, which reflects the fund operating expenses listed above, is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The following example does not include the effect of contract expenses and charges. If it did so, the costs shown would be higher. For more information about contract expenses and charges, see the contract prospectus.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current net expense levels. Although your actual costs (not including contract expenses and charges) may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR    3 YEARS     5 YEARS   10 YEARS
                                            --------   --------   --------   --------
Class H                                     $     82   $    255   $    444   $    990
Class I                                          107        334        579      1,283

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INVESTING IN THE FUND

PURCHASES AND REDEMPTIONS

Shares of the fund are sold only to insurance company separate accounts that fund benefits under variable annuity or variable life insurance contracts. These separate accounts are the shareholders of the fund--not the individual contract owners. However, the separate accounts may pass through voting rights to the contract owners.

The fund offers both Class H and Class I shares to insurance company separate accounts:

- Class H shares are sold and redeemed at net asset value and do not pay any 12b-1 fees.

- Class I shares also are sold and redeemed at net asset value. However, under a rule 12b-1 plan adopted by the fund, Class I shares pay an annual distribution fee of 0.25% of average net assets. The fund pays this fee to insurance companies for the sale of Class I shares and for services that the insurance companies provide to contract owners. Because these 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of a contract owner's investment and may cost more than paying other types of sales charges.

The fund and UBS Global AM have the right to reject any purchase order (including any order that would violate the fund's market timing policies as discussed below) and to suspend the offering of the fund's shares for a period of time or permanently.

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

MARKET TIMERS. The interests of the fund's long-term shareholders and the fund's ability to manage its investments may be adversely affected when the fund's shares are repeatedly bought and sold in response to short-term market fluctuations or price fluctuations due to time zone differences in international financial markets--sometimes known as "market timing." Market timing may cause the fund to have difficulty implementing long-term investment strategies, because it would have more difficulty predicting how much cash it would need to have available to meet redemption requests and to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. Market timing also may materially increase the fund's transaction costs or administrative costs. These factors may hurt the fund's performance and its shareholders.

The fund's board has adopted the following policies and procedures with respect to market timing that are designed to discourage, detect and prevent frequent purchases and redemptions of fund shares by fund shareholders. The fund will reject purchase orders and exchanges into the fund by any person,

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group or account that UBS Global AM determines to be a market timer. UBS
Global AM maintains market timing prevention procedures under which it reviews daily reports from the fund's transfer agent of all accounts that engaged in transactions in fund shares that exceed a specified monetary threshold and effected such transactions within a certain time period to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM will consider the potential harm of the trading or exchange activity to the fund or its shareholders. If UBS Global AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the fund. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM will attempt to prohibit the Financial Advisor from making additional purchases of the fund on behalf of its clients.

Shares of the fund may be held through omnibus account arrangements or insurance company separate accounts, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM detects an unusual pattern of trading activity, UBS Global AM will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary use its best efforts to identify and bar any customer or participant that is engaging in market timing, if possible.

While the fund will encourage Financial Intermediaries to apply the fund's market timing policies to their customers or participants who invest in the fund through an omnibus account, the fund is limited in its ability to monitor the trading activity or enforce the fund's market timing policies with respect to customers of Financial Intermediaries. For example, although UBS Global AM reviews the trading activity of omnibus accounts, UBS Global AM may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in the omnibus accounts used by those Financial Intermediaries for aggregated purchases, exchanges and redemptions on behalf of their customers or participants.

While the fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the fund's efforts may not be completely successful in minimizing or eliminating such trading activity. As a result, some shareholders may still be able to market time to the detriment of existing shareholders in the fund.

Certain types of transactions will also be exempt from the market timing prevention procedures, such as purchases and redemptions through UBS Global AM's automatic cash withdrawal plan and automatic investment plan, and purchases and redemptions by wrap-fee accounts that have an automatic rebalancing feature.

PRICING AND VALUATION

Insurance company separate accounts buy, sell or exchange fund shares at their net asset values. The fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. The fund calculates its net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The price for buying, selling or exchanging shares will be the net asset value that is next calculated after the fund receives the order.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less. With respect to any portion of the fund's assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act of 1940, the fund's net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the fund invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the fund does not calculate net asset value. As a result, the value of certain holdings within the fund may change on days when you will not be able to buy and sell your fund shares. If the fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

The fund's board has delegated to UBS Global AM, which in turn has delegated to the UBS Global Valuation Committee, the responsibility for making fair value determinations with respect to the fund's portfolio securities. The types of securities for which such fair value pricing may be necessary include, but are not limited to: foreign securities; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The need to fair value the fund's portfolio securities may also result from low trading volume in foreign markets or thinly traded domestic securities, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price.

The fund expects to invest primarily in US securities and to some extent in foreign securities. The fund expects to price most of its portfolio securities based on current market value, as discussed above. If the fund concludes that a market quotation is not readily available for a fund's portfolio security for any number of reasons, including the occurrence of a "significant event" (E.G., natural disaster or governmental action), after the close of trading in its principal market but before the close of regular trading on the NYSE, the fund will use fair value methods to reflect those events. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value per share. As a result, the fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

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MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

INVESTMENT ADVISOR

UBS Global AM is the fund's investment advisor and administrator. UBS Global AM, a Delaware corporation located at 51 West 52nd Street, New York, NY 10019-6114, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2004, UBS Global AM had approximately $48.9 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $527.4 billion in assets under management as of December 31, 2004. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

ADVISORY FEES

The fund paid fees to UBS Global AM for advisory and administrative services during the last fiscal year at the annual rate of 0.50% of its average daily net assets.

PORTFOLIO MANAGER

INVESTMENT MANAGEMENT TEAMS UBS Global AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class.

Brian D. Singer is the lead portfolio manager for the fund and is primarily responsible for the day-to-day management of the fund's portfolio. UBS Global AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Mr. Singer has access to certain members of the Fixed-Income investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the fund invests. Mr. Singer, as lead portfolio manager and coordinator for management of the fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Singer is provided below.

BRIAN D. SINGER is the Chief Investment Officer, Americas, at UBS Global AM. Mr. Singer has been a Managing Director of UBS Global AM since 1990 and portfolio manager for the fund since inception.

The SAI for the fund provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of fund shares.

FUND PERFORMANCE

This fund and a UBS retail fund share the same management team and investment policies. Both funds are managed with substantially the same investment objective and strategies. Notwithstanding these general similarities, this fund and the other UBS fund are separate mutual fund portfolios that will have different investment performance. Differences in cash flows into the two funds, the size of their portfolios and specific investments held by the two funds, as well as the additional expenses associated with a particular variable annuity or variable life insurance contract, will cause performance to differ.

OTHER INFORMATION

The fund has received an exemptive order from the SEC to permit its board to appoint and replace a sub-advisor and to amend sub-advisory contracts with unaffiliated sub-advisors without obtaining shareholder approval. Shareholders must approve this policy before the board may implement it. As of the date of this prospectus, the shareholders of the fund have not been asked to do so.

DIVIDENDS AND TAXES

DIVIDENDS

Dividends are paid in additional shares of the fund unless the shareholder requests otherwise.

The fund normally declares and pays dividends annually. The fund distributes substantially all of its gains, if any, annually.

Class I shares have higher expenses because of their distribution fees and thus are expected to have lower dividends than Class H shares.

TAXES

Fund shares are offered only to insurance company separate accounts that fund certain variable annuity and variable life contracts. These accounts generally are not subject to tax on dividends from the fund or when fund shares are exchanged or redeemed. See the applicable contract prospectus for a discussion of the federal income tax status of

- the insurance company separate accounts that purchase and hold shares of the fund and

-    the holders of contracts funded through those separate accounts.

The fund must satisfy certain diversification requirements imposed by the Internal Revenue Code on segregated asset accounts used to fund variable annuity or variable life contracts. Failure of the fund to do so would result in taxation of the insurance company issuing the contracts and treatment of the contract holders other than as described in the contract prospectus.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with their own tax advisor. There is additional information on taxes in the fund's SAI.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the fund's financial performance for the periods shown. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information in the financial highlights has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-986 0088.

The information in this table pertains only to the fund and does not reflect charges related to the insurance company separate accounts that invest in the fund. See the appropriate variable annuity or variable life contract prospectus for information concerning these charges.

                                                                                          CLASS H
                                                               --------------------------------------------------------------
                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                     2004         2003         2002         2001         2000
                                                               ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF YEAR                             $    12.31   $     9.77   $    12.73   $    15.83   $    16.49
                                                               ----------   ----------   ----------   ----------   ----------
Net investment income                                                0.17@        0.11@        0.10@        0.08        0.40@
Net realized and unrealized gains (losses) from
   investment activities                                             1.14         2.55        (2.97)       (2.02)       (0.71)
                                                               ----------   ----------   ----------   ----------   ----------
Net increase (decrease) from operations                              1.31         2.66        (2.87)       (1.94)       (0.31)
                                                               ----------   ----------   ----------   ----------   ----------
Dividends from net investment income                                (0.12)       (0.12)       (0.09)       (0.33)       (0.01)
Distributions from net realized gains from
  investment activities                                                --           --           --        (0.83)       (0.34)
                                                               ----------   ----------   ----------   ----------   ----------
Total dividends and distributions to shareholders                   (0.12)       (0.12)       (0.09)       (1.16)       (0.35)
                                                               ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                                   $    13.50   $    12.31   $     9.77   $    12.73   $    15.83
                                                               ==========   ==========   ==========   ==========   ==========
TOTAL INVESTMENT RETURN(1)                                          10.68%       27.62%      (22.68)%     (12.39)%      (1.93)
                                                               ==========   ==========   ==========   ==========   ==========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                $   19,088   $   20,949   $   19,743   $   32,607   $   41,212
Expenses to average net assets, net of fee
  waivers by advisor (2)                                             0.80%        0.77%        0.66%        0.67%        0.72%
Net investment income to average net assets, net of fee
   waivers by advisor (2)                                            1.39%        1.03%        0.91%        0.67%        2.50%
Portfolio turnover                                                    136%           5%           5%          10%         166%

----------

@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if they were included.

(2) During the year ended December 31, 2000, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver for Class H and Class I shares were 0.73% and 0.98%, respectively, for expenses to average net assets and 2.49% and 2.23%, respectively, for net investment income to average net assets.

                                                                                          CLASS I
                                                               --------------------------------------------------------------
                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                     2004         2003         2002         2001         2000
                                                               ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF YEAR                             $    12.28   $     9.73   $    12.69   $    15.78   $    16.48
                                                               ----------   ----------   ----------   ----------   ----------
Net investment income                                                0.14@        0.08@        0.07@        0.04        0.36@
Net realized and unrealized gains (losses) from
   investment activities                                             1.13         2.56        (2.97)       (2.00)       (0.71)
                                                               ----------   ----------   ----------   ----------   ----------
Net increase (decrease) from operations                              1.27         2.64        (2.90)       (1.96)       (0.35)
                                                               ----------   ----------   ----------   ----------   ----------
Dividends from net investment income                                (0.09)       (0.09)       (0.06)       (0.30)       (0.01)
Distributions from net realized gains from
  investment activities                                                --           --           --        (0.83)       (0.34)
                                                               ----------   ----------   ----------   ----------   ----------
Total dividends and distributions to shareholders                   (0.09)       (0.09)       (0.06)       (1.13)       (0.35)
                                                               ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                                   $    13.46   $    12.28   $     9.73   $    12.69   $    15.78
                                                               ==========   ==========   ==========   ==========   ==========
TOTAL INVESTMENT RETURN(1)                                          10.38%       27.37%      (22.95)%     (12.55)%      (2.18)%
                                                               ==========   ==========   ==========   ==========   ==========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                $   56,632   $   59,124   $   50,270   $   85,825   $   84,787
Expenses to average net assets, net of fee
  waivers by advisor (2)                                             1.05%        1.02%        0.91%        0.92%        0.94%
Net investment income to average net assets, net of fee
   waivers by advisor (2)                                            1.15%        0.78%        0.66%        0.42%        2.27%
Portfolio turnover                                                    136%           5%           5%          10%         166%

                      (This page intentionally left blank.)

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year. As this fund is only offered through variable annuity products, the fund does not make available its annual and semi-annual reports on its website.

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CONTRACT PROSPECTUS

The SAI provides more detailed information about the fund and is incorporated by reference to this prospectus (I.E., it is legally a part of this prospectus). Investors are advised to also read the applicable contract prospectus.

You may discuss your questions about the fund and obtain free copies of the fund's annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-986 0088.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942 8090. You can get copies of reports and other information about the fund:

- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free, from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov.


UBS Series Trust--U.S. Allocation Portfolio
Investment Company Act File No. 811-4919

(C) 2005 UBS Global Asset Management (US) Inc.
All rights reserved.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS SERIES TRUST--U.S. ALLOCATION PORTFOLIO

PROSPECTUS

May 1, 2005

                                UBS SERIES TRUST
                            U.S. ALLOCATION PORTFOLIO
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION

     U.S. Allocation Portfolio is a diversified series of UBS Series Trust ("Trust"), a professionally managed, open-end management investment company organized as a Massachusetts business trust. The fund offers its Class H and Class I shares only to insurance company separate accounts that fund benefits under certain variable annuity contracts and variable life insurance contracts.

     UBS Global Asset Management (US) Inc. ("UBS Global AM") serves as the investment advisor and administrator for the fund. UBS Global AM also serves as principal underwriter for the fund's Class I shares. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG.

     Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the fund's Annual Report without charge by calling toll-free at 1-800-986 0088.

     This SAI is not a prospectus and should be read only in conjunction with fund's current Prospectus, dated May 1, 2005. A copy of the Prospectus may be obtained by calling your investment professional or by calling toll-free at 1-800-986 0088. This SAI is dated May 1, 2005.

                                TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
     The Fund and Its Investment Policies                                                     2
     The Fund's Investments, Related Risks and Limitations                                    2
     Strategies Using Derivative Instruments                                                 16
     Disclosure of Portfolio Holdings                                                        22
     Organization of the Trust; Trustees and Officers; Principal Holders and Management
       Ownership of Securities                                                               25
     Investment Advisory, Administration and Principal Underwriting Arrangements             34
     Portfolio Manager                                                                       38
     Portfolio Transactions                                                                  39
     Additional Purchase and Redemption Information                                          41
     Valuation of Shares                                                                     41
     Taxes                                                                                   42
     Other Information                                                                       44
     Financial Statements                                                                    45
     Appendix A                                                                             A-1

                      THE FUND AND ITS INVESTMENT POLICIES

     The fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of the fund may be changed by its board of trustees ("board") without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

     The fund's investment objective is total return, consisting of long-term capital appreciation and current income.

     Under normal market conditions, the fund expects to allocate assets between fixed income securities and equity securities. The "Strategy Ranges" indicated below are the ranges within which the fund generally expects to allocate its assets among the various asset classes. The fund may exceed these Strategy Ranges and may modify them in the future.

                         ASSET CLASS                      STRATEGY RANGES
                         -----------                      ---------------
         US Equities                                                20-90%
         Investment Grade Fixed Income                               0-70%
         High Yield Fixed Income                                     0-15%
         Cash Equivalents                                            0-50%

     The fund may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Fund's Investments, Related Risks and Limitations -- Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

              THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

     The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.

     EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

     Preferred stock has certain fixed income features, like a bond but is actually an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

     While past performance does not guarantee future results, common stocks historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

     BONDS. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

     Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

     US GOVERNMENT SECURITIES. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. US government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

     DURATION. Duration is the measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and can be a fundamental tool in portfolio selection and yield curve positioning of a fund's investment in bonds. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

     Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

     Duration allows UBS Global AM to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease by approximately 3%. Thus, if UBS Global AM calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

     Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

     There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating rate and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, UBS Global AM will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

     INVESTING IN NON-US SECURITIES. Investing in non-US securities may involve more risk than investing in US securities. Investments in non-US securities may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which US and Non-US issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual non-US economies may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

     Securities of non-US issuers may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the fund than is available concerning US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to US companies.

     The fund may invest in non-US securities by purchasing American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in US dollars and are designed for use in the US securities markets. For purposes of the fund's investment policies, ADRs generally are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

     ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the non-US issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the non-US issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

     Investment income and realized gains on certain non-US securities in which the fund may invest may be subject to non-US withholding or other taxes that could reduce the return on the securities. Tax conventions between the United States and certain non-US countries, however, may reduce or eliminate the amount of foreign taxes to which the fund would be subject.

     CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

     TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. The fund may invest, to a limited extent, in money market instruments for cash management purposes. Its investments are limited to (1) securities issued or guaranteed by the US government or one of its agencies or instrumentalities, (2) repurchase agreements and (3) other investment companies that invest exclusively in money market instruments or private investment vehicles similar to money market funds.

     INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other investment companies, subject to limitations under the Investment Company Act of 1940, as amended ("Investment Company Act"). Among other things, these limitations generally restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investments in certain private investment vehicles and in certain exchange traded funds are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including the shares of other investment companies. The fund may invest in the shares of other investment companies when, in the judgment of UBS Global AM, the potential benefits of the investment outweigh the payment of any management fees and expenses.

     ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the fund's board. The assets used as cover for over-the-counter options written by the fund will be considered illiquid unless the options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

     Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

     Not all restricted securities are illiquid. If the fund holds non-US securities that are freely tradable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. In addition, a large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

     The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer). UBS Global AM monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

     UBS Global AM also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceeds its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interest of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required immediately to dispose of illiquid securities under these circumstances.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only with counterparties in transactions believed by UBS Global AM to present minimum credit risks.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

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     Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See "The Fund's Investments, Related Risks and Limitations -- Segregated Accounts."

     COUNTERPARTIES. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

     OPERATIONS RISK. Each fund is subject to the risk that a fund may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

     LOWER RATED DEBT SECURITIES. Fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

     In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

     The value of lower rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

     Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile and the fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

     Lower rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from the fund. If a call were exercised by the issuer during a period of declining interest rates, the fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the fund and any dividends to investors.

     Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or

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eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

     Securities issued by non-US issuers rated below investment grade entail greater risks than those of higher rated securities, including risk of untimely interest and principal payment, default, and price volatility, and may present problems of liquidity, valuation and currency risk.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase and sell securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to the fund later than the normal settlement date at a stated price and yield. When issued securities include TBA ("to be announced") securities. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund incurring a loss or missing an opportunity to make an alternative investment. The fund's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile.

     A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. The fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See "The Fund's Investments, Related Risks and Limitations -- Segregated Accounts."

     MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES. The fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations, as further described below. The fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "The Fund's Investments, Related Risks and Limitations -- Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

     The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the US government. These guarantees, however, do not apply to the market value of fund shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by US government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the US Treasury, while others such as those issued by Fannie Mae, formerly known as the Federal National Mortgage Association, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the fund, the prepayment right of mortgagors may limit the increase in net asset value of the fund because the value of the mortgage-backed securities held by the fund may not appreciate as rapidly as the price of noncallable debt securities.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments.

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In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

     Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As the fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

     The principal governmental guarantor of mortgage-related securities is GNMA, which is a wholly-owned US government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

     Government-related guarantors (I.E., not backed by the full faith and credit of the US government) include Fannie Mae and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation of the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (I.E., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US government.

     Freddie Mac is a corporate instrumentality of the US government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates ("PCs") which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the fund's investment quality standards. There can

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be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, UBS Global AM determines that the securities meet the fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series (E.G., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code (the "Code"). The fund will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

     CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be more sensitive to interest rates than US government-issued CMOs. The fund will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the fund will be required to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate prepayment assumption.

     DOLLAR ROLLS. The fund may enter into dollar rolls in which the fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The fund could also be compensated through receipt of fee income. The fund intends to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal

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Reserve. The Trust does not believe the fund's obligations under dollar rolls are senior securities and accordingly, the fund, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

     OTHER MORTGAGE-BACKED SECURITIES. UBS Global AM expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, UBS Global AM will, consistent with the fund's investment objective, policies and quality standards making investments in such new types of mortgage-related securities.

     ASSET-BACKED SECURITIES. The fund may invest a portion of its assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (E.G., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

     Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the fund pay the debt service on the debt obligations issued. The fund may invest in these and other types of asset-backed securities that may be developed in the future.

     The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the fund will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

     The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately,

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or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

     ZERO COUPON AND DELAYED INTEREST SECURITIES. The fund may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

     Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

     Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the fund, most likely will be deemed the beneficial holder of the underlying US government securities. The fund will not treat such privately stripped obligations to be US government securities for the purpose of determining if the fund is "diversified," or for any other purpose, under the Investment Company Act.

     The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

     When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

     LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

     Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS Securities LLC ("UBS Securities"), another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under the fund's securities lending program.

     SWAPS. The fund may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

     Interest rate swaps involve the exchange by the fund with another party of its respective commitments to receive or pay interest (E.G., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

     The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from

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the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

     The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

     The equity swaps in which the fund intends to invest involve agreements with a counterparty. The return to the fund on any equity swap will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The fund will only enter into an equity swap contract on a net basis, I.E., the two parties' obligations are netted out, with the fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

     If there is a default by the counterparty to a swap contract, the fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. UBS Global AM will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

     UBS Global AM and the Trust do not believe that the fund's obligations under swap contracts are senior securities and, accordingly, the fund will not treat them as being subject to its borrowing or senior securities restrictions. However, the net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be segregating in accordance with SEC positions. To the extent that the fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the fund has valued the swap, the fund will treat the swap as illiquid and subject to its overall limit on illiquid investment of 15% of the fund's net assets.

     SHORT SALES "AGAINST THE BOX." The fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the fund, and the fund is obligated to replace the securities borrowed at a date in the future. When the fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. The fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

     The fund might make a short sale "against the box" to hedge against market risks when UBS Global AM believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

INVESTMENT LIMITATIONS OF THE FUND

     FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

     The fund will not:

     (1) Purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities.

     (2) Issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

     (3) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other bonds or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     (4) Engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

     (5) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (6) Purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (7) Purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

     The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

     NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

     The fund will not:

     (1) Hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent those holdings would cause the fund to fail to satisfy the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the Treasury regulations issued thereunder on segregated asset accounts used to fund variable annuity and/or variable life insurance contracts (which requirements must be satisfied by the fund as the investment vehicle underlying those accounts);

     (2) Purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

     (3) Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

     (4) Engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

     (5) Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

                     STRATEGIES USING DERIVATIVE INSTRUMENTS

     GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. The fund may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), and options on futures contracts. The fund's use of Derivative Instruments is generally limited to stock index options and futures, futures on US Treasury notes and bills and options on these futures contracts. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund's use of these instruments will place at risk a much smaller portion of its assets. Certain Derivative Instruments, including those that may be used by the fund, are described below.

     The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, it may have lower net income and a net loss on the investment.

     OPTIONS ON EQUITY AND DEBT SECURITIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

     OPTIONS ON SECURITIES INDICES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

     SECURITIES INDEX FUTURES CONTRACTS -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, a contract is closed out prior to its expiration date.

     INTEREST RATE FUTURES CONTRACTS -- Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

     GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. The fund may use Derivative Instruments to reallocate its exposure to different asset classes when the U.S. Allocation Model recommends asset allocation mix changes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses). The fund also may use Derivative Instruments to facilitate trading and to reduce transaction costs.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge the fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     The fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a long straddle when UBS Global AM believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a short straddle when UBS Global AM believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors.

     Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. The fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

     The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

     In addition to the products, strategies and risks described below and in the Prospectus, UBS Global AM may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. UBS Global AM may use these opportunities for the fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

     (1) Successful use of most Derivative Instruments depends upon the ability of UBS Global AM to predict movements of the overall securities or interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While UBS Global AM is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the fund entered into a short hedge because UBS Global AM projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

     (4) As described below, the fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (I.E., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in those Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. The fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

     COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose a fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of the fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

     OPTIONS. The fund may purchase put and call options, and write (sell) covered put or call options on securities in which they invest and related indices. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. The fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by the fund would be considered illiquid to the extent described under "The Fund's Investment Policies, Related Risks and Limitations -- Illiquid Securities."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on debt securities are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

     The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The fund may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities (stocks) are exchange-traded. Exchange markets for options on bonds exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

     The fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a fund will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with it, there is no assurance that the fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

     If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     The fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

     LIMITATIONS ON THE USE OF OPTIONS. The fund's use of options is governed by the following guidelines, which can be changed by the board without shareholder vote:

     (1) The fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

     (2) The aggregate value of securities underlying put options written by the fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

     (3) The aggregate premiums paid on all options (including options on securities, securities indices and options on futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

     FUTURES. The fund may purchase and sell securities index futures contracts or interest rate futures contracts. The fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities either as a hedge or to enhance return or realize gains.

     Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If UBS Global AM wishes to shorten the average duration of a fund's portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If UBS Global AM wishes to lengthen the average duration of the fund's portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

     The fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The fund will engage in this strategy only when it is more advantageous to the fund than is purchasing the futures contract.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a fund's obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or related options can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     USE OF FUTURES AND RELATED OPTIONS. The Trust, on behalf of the fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that act with respect to the fund.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     POLICIES AND PROCEDURES GENERALLY. UBS Global AM and the fund's board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the fund. UBS Global AM and the fund's chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other.

     After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS Global AM and the fund's board determined that the fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

     UBS Global AM's procedures require that UBS Global AM Legal and Compliance address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of the fund's portfolio holdings is for a legitimate business purpose and in the best interests of the fund's shareholders prior to the fund's officer or UBS Global AM Legal authorizing the disclosure of portfolio holdings. UBS Global AM Legal and Compliance will periodically review how the fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM affiliates and certain fiduciaries, and broker-dealers to ensure that such use is for legitimate business reasons and in the best interests of the fund's shareholders.

     BOARD OVERSIGHT. The fund's board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement of the portfolio holdings disclosure policies and procedures, the fund's code of ethics, policies and procedures regarding the misuse of inside information by the chief compliance officer of the fund, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings, and
(iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS Global AM and the board reserve the right to amend the fund's policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time without prior notice in their sole discretion.

     TEN LARGEST STOCK HOLDINGS -- ONLINE DISCLOSURE. The fund generally will seek to disclose its ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets ("ten largest stock holdings") as of the most recent calendar-quarter end online at http://www.ubs.com, 14 calendar days after the end of the calendar quarter.

     Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organization, affiliated persons of the fund and all other persons.

     COMPLETE PORTFOLIO HOLDINGS -- DISCLOSURE TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. UBS Global AM, for legitimate business purposes, may disclose the fund's complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services and other third parties that provide services (collectively, "Service Providers") to UBS Global AM and/or the fund.

     Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the fund and its shareholder, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a fund officer or the General Counsel or an Associate General Counsel within the Legal Department of UBS Global AM.

     COMPLETE PORTFOLIO HOLDINGS -- DISCLOSURE TO UBS GLOBAL AM AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. The fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries"), subject to authorization by a fund officer or the General Counsel or an Associate General Counsel within the Legal Department of UBS Global AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the fund's and/or UBS Global AM's code of ethics, the fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the codes of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, transfer agent or custodian to the fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM or the fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the fund's current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

     The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the fund and its shareholders and the legitimate business purposes served by such disclosure.

     COMPLETE AND PARTIAL PORTFOLIO HOLDINGS -- DISCLOSURE TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING FUND ASSETS. An investment advisor, administrator or custodian for the fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the fund or its agents. The fund has not given their consent to any such use or disclosure and no person or agent of UBS Global AM is authorized to give such consent except as approved by the fund's board.

     COMPLETE AND PARTIAL PORTFOLIO HOLDINGS -- DISCLOSURE AS REQUIRED BY APPLICABLE LAW. Fund portfolio holdings and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order.

     DISCLOSURE OF NON-MATERIAL INFORMATION. Policies and procedures regarding non-material information permit UBS Global AM fund officers, UBS Global AM fund portfolio managers, and other UBS Global AM representatives (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material nonpublic information.

     An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the fund. Nonexclusive examples of commentary and analysis about the fund include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions,
(iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

     "Approved Representatives" include persons employed by or associated with UBS Global AM who have been authorized by the UBS Global AM Legal to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

     PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS. No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS Global AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising the fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

     PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION. The portfolio holdings disclosure policies and procedures prohibit the fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment adviser or by any affiliated person of the investment advisor.

                ORGANIZATION OF THE TRUST; TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     The Trust was organized on November 21, 1986 as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series. The Trust is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.

     The Trust is governed by a board of trustees, which oversees the Trust's operations and each of whom serves an indefinite term of office. Each Trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The table below shows, for each trustee (sometimes referred to as "board members") and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of Trusts in the UBS fund complex overseen by the trustee or officer, and other directorships held by such trustee or officer.

INTERESTED TRUSTEES



                                        TERM OF
                                      OFFICE AND
                          POSITION(S)  LENGTH OF                                 NUMBER OF PORTFOLIOS IN
      NAME, ADDRESS,       HELD WITH     TIME       PRINCIPAL OCCUPATION(S)       FUND COMPLEX OVERSEEN       OTHER DIRECTORSHIPS
         AND AGE             TRUST      SERVED+       DURING PAST 5 YEARS              BY TRUSTEE               HELD BY TRUSTEE
------------------------- ----------- ----------- -------------------------- ------------------------------- ----------------------
Margo N. Alexander*++; 58 Trustee     Since 1996  Mrs. Alexander is retired. Mrs. Alexander is a             None
                                                  She was an executive vice  director or trustee of 16
                                                  president of UBS           investment companies
                                                  Financial Services Inc.    (consisting of 33 portfolios)
                                                  (from March 1984 to        for which UBS Global AM
                                                  December 2002). She was    or one of its affiliates
                                                  chief executive officer    serves as investment
                                                  (from January 1995 to      advisor, sub-advisor or
                                                  October 2000), a director  manager.
                                                  (from January 1995 to
                                                  September 2001) and
                                                  chairman (from March
                                                  1999 to September 2001)
                                                  of UBS Global AM
                                                  (formerly known as
                                                  Mitchell Hutchins Asset
                                                  Management Inc.)

Meyer Feldberg+++; 63     Trustee     Since 1990  Professor Feldberg is a    Professor Feldberg is a         Professor Feldberg is
Columbia Business School                          senior adviser to Morgan   director or trustee of          also a director of
33 West 60th Street, 7th                          Stanley (since 2005). He   30 investment companies         Primedia Inc.
Floor                                             is also Dean Emeritus and  (consisting of 47 portfolios)   (publishing),
New York, New York                                Sanford Bernstein          for which UBS Global AM         Federated Department
10023-7905                                        Professor of Leadership    or one of its affiliates serves Stores, Inc. (operator
                                                  and Ethics at Columbia     as investment advisor, sub-     of department stores),
                                                  Business School, although  advisor or manager.             Revlon,Inc.
                                                  on a two year leave of                                     (cosmetics),
                                                  absence. Prior to July                                     Select Medical Inc.
                                                  2004, he was Dean and                                      (healthcare services)
                                                  Professor of Management                                    and SAPPI, Ltd.
                                                  of the Graduate School of                                  (producer of paper).
                                                  Business, Columbia
                                                  University (since 1989).

INDEPENDENT TRUSTEES

Richard Q. Armstrong; 69  Trustee and Since 1996  Mr. Armstrong is           Mr. Armstrong is a director     None
c/o Willkie, Farr &       Chairman                chairman and principal of  or trustee of 16 investment
Gallagher LLP             of the                  R.Q.A. Enterprises         companies (consisting of
787 Seventh Avenue        Board of                (management consulting     33 portfolios) for which
New York, New York        Trustees                firm) (since April 1991    UBS Global AM or one of
10019-6099.                                       and principal occupation   its affiliates serves as
                                                  since March 1995).         investment advisor, sub-
                                                                             advisor or manager.

                                        TERM OF
                                      OFFICE AND
                          POSITION(S)  LENGTH OF                                 NUMBER OF PORTFOLIOS IN
      NAME, ADDRESS,       HELD WITH     TIME       PRINCIPAL OCCUPATION(S)       FUND COMPLEX OVERSEEN       OTHER DIRECTORSHIPS
         AND AGE             TRUST      SERVED+       DURING PAST 5 YEARS              BY TRUSTEE               HELD BY TRUSTEE
------------------------- ----------- ----------- -------------------------- ------------------------------- ----------------------
David J. Beaubien; 70     Trustee     Since 2001  Mr. Beaubien is retired    Mr. Beaubien is a director      Mr. Beaubien is also
84 Doane Road                                     (since 2003). He was       or trustee of 16 investment     a director of IEC
Ware, MA 01082                                    chairman of Yankee         companies (consisting of        Electronics, Inc., a
                                                  Environmental              33 portfolios) for which        manufacturer of
                                                  Systems, Inc., a           UBS Global AM or one of         electronic assemblies.
                                                  manufacturer of            its affiliates serves as
                                                  meteorological measuring   investment advisor, sub-
                                                  systems (since 1991).      advisor or manager.

Richard R. Burt; 58       Trustee     Since 1996  Mr. Burt is chairman of    Mr. Burt is a director or       Mr. Burt is also a
1275 Penn. Ave., N.W.                             Diligence LLC              trustee of 16 investment        director of Hollinger
Washington, D.C.                                  (international information companies (consisting of        International Inc.
20004                                             and security firm) and     33 portfolios) for which        (publishing), HCL
                                                  IEP Advisors               UBS Global AM or one of         Technologies, Ltd.
                                                  (international investments its affiliates serves as        (software and
                                                  and consulting firm).      investment advisor, sub-        information
                                                                             advisor or manager.             technologies), The
                                                                                                             Central European
                                                                                                             Fund, Inc., The
                                                                                                             Germany Fund, Inc.,
                                                                                                             IGT, Inc. (provides
                                                                                                             technology to gaming
                                                                                                             and wagering
                                                                                                             industry) and
                                                                                                             chairman of Weirton
                                                                                                             Steel Corp. (makes
                                                                                                             and finishes steel
                                                                                                             products). He is also a
                                                                                                             director or trustee of
                                                                                                             funds in the Scudder
                                                                                                             Mutual Funds Family
                                                                                                             (consisting of
                                                                                                             52 portfolios).

Carl W. Schafer; 69       Trustee     Since 1996  Mr. Schafer is president   Mr. Schafer is a director or    Mr. Schafer is also a
66 Witherspoon Street                             of the Atlantic Foundation trustee of 16 investment        director of Labor
#1100                                             (charitable foundation)    companies (consisting of        Ready, Inc. (temporary
Princeton, NJ                                     (since 1990).              33 portfolios) for which        employment),
08542                                                                        UBS Global AM or one of         Guardian Life
                                                                             its affiliates serves as        Insurance Company
                                                                             investment advisor, sub-        Mutual Funds
                                                                             advisor or manager.             (consisting of
                                                                                                             25 portfolios), the
                                                                                                             Harding, Loevner
                                                                                                             Funds (consisting of
                                                                                                             three portfolios),
                                                                                                             E.I.I.
                                                                                                             Realty Securities Trust
                                                                                                             (consisting of two
                                                                                                             portfolios) and
                                                                                                             Frontier
                                                                                                             Oil Corporation.

William D. White; 71      Trustee     Since 2001  Mr. White is retired       Mr. White is a director or      None
P.O. Box 199                                      (since 1994).              trustee of 16 investment
Upper Black Eddy, PA                                                         companies (consisting of
18972                                                                        33 portfolios) for which
                                                                             UBS Global AM or one of
                                                                             its affiliates serves as
                                                                             investment advisor, sub-
                                                                             advisor or manager.

OFFICERS

                                              TERM OF OFFICE
     NAME, ADDRESS,        POSITION(S) HELD   AND LENGTH OF              PRINCIPAL OCCUPATION(S)
        AND AGE               WITH TRUST       TIME SERVED+                DURING PAST 5 YEARS
     --------------        ----------------   --------------             -----------------------
Joseph Allessie*; 39       Vice President     Since 2005         Mr. Allessie is a director and associate
                           and Assistant                         general counsel at UBS Global AM (since
                           Secretary                             2005). Prior to joining UBS Global AM he
                                                                 was senior vice president and general
                                                                 counsel of Kenmar Advisory Corp. (from
                                                                 2004-2005). Prior to that Mr. Allessie was
                                                                 general counsel and secretary of Global
                                                                 Asset Management (USA) Inc., GAM
                                                                 Investments, GAM Services, GAM Funds,
                                                                 Inc. and the GAM Avalon Funds (from
                                                                 1999 to 2004). Prior to joining GAM,
                                                                 Mr. Allessie was Regulatory Officer to the
                                                                 State of New Jersey, Department of Law
                                                                 and Public Safety, Bureau of Securities
                                                                 (from 1993 to 1999). Mr. Allessie is a vice
                                                                 president and assistant secretary of 20
                                                                 investment companies (consisting of 75
                                                                 portfolios) for which UBS Global AM or
                                                                 one of its affiliates serves as investment
                                                                 advisor, sub-advisor or manager.

W. Douglas Beck*; 38       Vice President     Since 2003         Mr. Beck is an executive director and head
                                                                 of product management of UBS Global AM
                                                                 (since 2002). From March  1998 to
                                                                 November 2002, he held various positions
                                                                 at Merrill Lynch, the most recent being
                                                                 first vice president and co-manager of the
                                                                 managed solutions group. Mr. Beck is vice
                                                                 president of 20 investment companies
                                                                 (consisting of 75 portfolios) for which
                                                                 UBS Global AM or one of its affiliates
                                                                 serves as investment advisor, sub-advisor
                                                                 or manager.

James Capezzuto*; 41       Vice President     Since 2004         Mr. Capezzuto is director and associate
                           and Assistant                         general counsel at UBS Global AM (since
                           Secretary                             2004). Prior to joining UBS Global AM he
                                                                 was senior vice president, senior compliance
                                                                 manager at Bank of America (from
                                                                 2003-2004). Prior to that he was general
                                                                 counsel at Steinberg Priest & Sloane and
                                                                 prior to that he was director and senior
                                                                 counsel at Deutsche Asset Management (from
                                                                 1996-2002). Mr. Capezzuto is a vice president
                                                                 and assistant secretary of 20 investment
                                                                 companies (consisting of 75 portfolios) for
                                                                 which UBS Global AM or one of its affiliates
                                                                 serves as investment advisor, sub-advisor or
                                                                 manager.

                                              TERM OF OFFICE
     NAME, ADDRESS,        POSITION(S) HELD   AND LENGTH OF              PRINCIPAL OCCUPATION(S)
        AND AGE               WITH TRUST       TIME SERVED+                DURING PAST 5 YEARS
     --------------        ----------------   --------------             -----------------------
Thomas Disbrow*; 39        Vice President     Since 2000         Mr. Disbrow is a director and co-head of
                           and Treasurer      (Vice              the mutual fund finance department of
                                              President)         UBS Global AM. Prior to November 1999,
                                              Since 2004         he was a vice president of Zweig/Glaser
                                              (Treasurer)        Advisers. Mr. Disbrow is a vice president
                                                                 and treasurer of 16 investment companies
                                                                 (consisting of 33 portfolios) and vice
                                                                 president and assistant treasurer of four
                                                                 investment companies (consisting of
                                                                 42 portfolios) for which UBS Global AM
                                                                 or one of its affiliates serves as investment
                                                                 advisor, sub-advisor or manager.

Mark F. Kemper**; 47       Vice President     Since 2004         Mr. Kemper is general counsel of
                           and Secretary                         UBS Global Asset Management -
                                                                 Americas region (since July 2004).
                                                                 Mr. Kemper also is an executive director of
                                                                 UBS Global Asset Management (Americas)
                                                                 Inc. ("UBS Global AM (Americas)") and
                                                                 was its deputy general counsel from
                                                                 July 2001 to July 2004. He has been
                                                                 secretary of UBS Global AM (Americas)
                                                                 since 1999 and assistant secretary of
                                                                 UBS Global Asset Management Trust
                                                                 Company since 1993. Mr. Kemper is
                                                                 secretary of UBS Global AM (since 2004).
                                                                 Mr. Kemper is vice president and secretary
                                                                 of 20 investment companies (consisting of
                                                                 75 portfolios) for which UBS Global AM
                                                                 (Americas) or one of its affiliates serves as
                                                                 investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 37    Vice President     Since 2004         Ms. Kilkeary is an associate director and a
                           and Assistant                         senior manager of the mutual fund finance
                           Treasurer                             department of UBS Global AM. Ms.
                                                                 Kilkeary is a vice president and assistant
                                                                 treasurer of 16 investment companies
                                                                 (consisting of 33 portfolios) for which
                                                                 UBS Global AM or one of its affiliates
                                                                 serves as investment advisor, sub-advisor or
                                                                 manager.

                                              TERM OF OFFICE
     NAME, ADDRESS,        POSITION(S) HELD   AND LENGTH OF              PRINCIPAL OCCUPATION(S)
        AND AGE               WITH TRUST       TIME SERVED+                DURING PAST 5 YEARS
     --------------        ----------------   --------------             -----------------------
Joseph T. Malone*; 37      Vice President     Since 2004         Mr. Malone is a director and co-head of
                           and Assistant                         the mutual fund finance department of
                           Treasurer                             UBS Global AM. From August 2000
                                                                 through June 2001, he was the controller at
                                                                 AEA Investors Inc. From March 1998 to
                                                                 August 2000, Mr. Malone was a manager
                                                                 within the investment management services
                                                                 practice of PricewaterhouseCoopers LLC.
                                                                 Mr. Malone is vice president and assistant
                                                                 treasurer of 16 investment companies
                                                                 (consisting of 33 portfolios) and vice
                                                                 president, treasurer and principal
                                                                 accounting officer of four investment
                                                                 companies (consisting of 42 portfolios) for
                                                                 which UBS Global AM or one of its
                                                                 affiliates serves as investment advisor,
                                                                 sub-advisor or manager.

Joseph McGill*; 42         Vice President     Since 2004         Mr. McGill is an executive director and
                           and Chief                             chief compliance officer at UBS Global AM
                           Compliance                            and UBS Global AM (Americas) (since
                           Officer                               2003). Prior to joining UBS Global AM he
                                                                 was Assistant General Counsel, J. P. Morgan
                                                                 Investment Management (from 1999-2003).
                                                                 Mr. McGill is a vice president and chief
                                                                 compliance officer of 20 investment
                                                                 companies (consisting of 75 portfolios) for
                                                                 which UBS Global AM or one of its
                                                                 affiliates serves as investment advisor, sub-
                                                                 advisor or manager.

Brian D. Singer**; 44      Vice President     Since 2004         Mr. Singer is Americas CIO and Head of
                                                                 Global Investment Solutions at UBS Global
                                                                 AM (since 2003). Prior to 2003, he was
                                                                 global head of asset allocation and risk
                                                                 management at UBS Global AM. Mr. Singer
                                                                 is a vice president of two investment
                                                                 companies (consisting of two portfolios) for
                                                                 which UBS Global AM or one of its
                                                                 affiliates serves as investment advisor, sub-
                                                                 advisor or manager.

                                              TERM OF OFFICE
     NAME, ADDRESS,        POSITION(S) HELD   AND LENGTH OF              PRINCIPAL OCCUPATION(S)
        AND AGE               WITH TRUST       TIME SERVED+                DURING PAST 5 YEARS
     --------------        ----------------   --------------             -----------------------
Joseph A. Varnas*; 37      President          Since 2003         Mr. Varnas is a managing director (since
                                                                 March 2003), global head of information
                                                                 technology and operations (since March
                                                                 2004) and head of product management -
                                                                 Americas (since November 2002) of
                                                                 UBS Global AM. He was head of
                                                                 technology of UBS Global AM from
                                                                 November 2002 to March 2004. From
                                                                 2000 to 2001, he was manager of product
                                                                 development in Investment Consulting
                                                                 Services at UBS Financial Services Inc.
                                                                 Mr. Varnas is president of 20 investment
                                                                 companies (consisting of 75 portfolios) for
                                                                 which UBS Global AM or one of its
                                                                 affiliates serves as investment advisor,
                                                                 sub-advisor or manager.

Keith A. Weller*; 43       Vice President     Since 1995         Mr. Weller is an executive director and
                           and Assistant                         associate general counsel of
                           Secretary                             UBS Global AM. Mr. Weller is a vice
                                                                 president and assistant secretary of
                                                                 20 investment companies (consisting of
                                                                 75 portfolios) for which UBS Global AM
                                                                 or one of its affiliates serves as investment
                                                                 advisor, sub-advisor or manager.

----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.
+ Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.
++ Mrs. Alexander is an "interested person" of the Trust as defined in the Investment Company Act by virtue of her position with UBS Global AM or one of its affiliates.

+++ Professor Feldberg is an interested trustee due to his position as Senior Advisor with Morgan Stanley. Morgan Stanley provides brokerage services to the Trust.

               INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES


                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                     ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                                          BY TRUSTEE FOR WHICH UBS GLOBAL AM
                                          DOLLAR RANGE OF EQUITY     OR AN AFFILIATE SERVES AS INVESTMENT ADVISOR,
TRUSTEE                                     SECURITIES IN FUND+                 SUB-ADVISOR OR MANAGER+
-------                                   ----------------------    ----------------------------------------------
INTERESTED TRUSTEES
Margo N. Alexander                                 None                            $10,001 - $50,000
Meyer Feldberg++                                   None                              Over $100,000

INDEPENDENT TRUSTEES*
Richard Q. Armstrong                               None                              Over $100,000
David J. Beaubien                                  None                              Over $100,000
Richard R. Burt                                    None                              Over $100,000
Carl W. Schafer                                    None                              Over $100,000
William D. White                                   None                              Over $100,000

----------
+    Information regarding ownership is as of December 31, 2004.

++ Until February 2005, Professor Feldberg was an Independent Trustee and was compensated as such by the funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager. Effective February 2005, Professor Feldberg is an "interested person" of the fund due to his position as Senior Advisor with Morgan Stanley, which provides brokerage services to the fund. As such, Professor Feldberg is no longer compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager.

* To the extent they have not already done so, the Independent Trustees have each agreed to invest the equivalent of a minimum of one year's board member's fees, in the aggregate, in the funds in the UBS Fund complex. Such investments may be spread across a number of funds, and they may not necessarily be made in any one particular fund overseen. The investment may be made over a period not to exceed three years from the beginning of 2004.

                                   COMMITTEES

     The Trust has an Audit Committee (formerly known as the Audit and Contract Review Commitee) and a Nominating and Corporate Governance Committee. The members of the Audit Committee are the Independent Trustees. Richard Q. Armstrong is chairperson of the Audit Committee. The following Independent Trustees are members of the Nominating Committee: Carl W. Schafer and William D. White.

     The Audit Committee is responsible for, among other things: (i) overseeing the scope of the funds' audit, (ii) overseeing the funds' accounting and financial reporting policies, practices and internal controls; (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the funds' registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from the funds' independent auditors of their independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the registered public accounting firm; inquiring as to the funds' qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the funds' audit or determining whether the funds' financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.

     The Audit Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the Trust's fiscal year ended December 31, 2004, the Audit Committee held five meetings.

     The fund's board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees of the Trust; making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other corporate governance functions as the board may authorize. The Nominating and Corporate Governance Committee held three meetings during the fiscal year ended December 31, 2004. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the Nominating and Corporate Governance Committee, Attn: Chairperson, care of the Secretary of the Trust at c/o UBS Global AM, 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominees resume or CURRICULUM VITAE, and must be accompanied by a written consent of the individual to stand for election if nominated by the board and to serve if elected by shareholders.

     INFORMATION ABOUT INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY
             UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY
                   OR UNDER COMMON CONTROL WITH UBS GLOBAL AM

     As of December 31, 2004, the Independent Trustees and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

                                  COMPENSATION

     Each Independent Trustee receives, in the aggregate from UBS Global AM funds, an annual retainer of $70,000, and a $13,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Independent Trustees who participate in previously scheduled in-person meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Trustees who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each such Independent Trustee is also entitled to a $2,000 fee for each special telephonic meeting attended. The board's Chairman receives annually $30,000; the chairperson of the Audit Committee receives annually $25,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually $15,000; provided that, if a board member simultaneously holds more than one such position, he or she is paid only the higher of the fees otherwise payable for these positions. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense will be allocated according to the number of such funds (I.E., expense divided by number of funds yields per-fund allocation). No officer, director or employee of UBS Global AM or any of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for any expenses incurred in attending meetings.

     The table below includes certain information relating to the compensation of the Trust's current board members and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager during the periods indicated.

                               COMPENSATION TABLE+

                                                           AGGREGATE        TOTAL COMPENSATION FROM
                                                         COMPENSATION          THE TRUST AND THE
                NAME OF PERSON, POSITION                FROM THE TRUST*          FUND COMPLEX**
                -----------------------                 ---------------     -----------------------
         Richard Q. Armstrong, Trustee                      $ 2,278                $ 150,875
         David J. Beaubien, Trustee                           1,948                  129,000
         Richard R. Burt, Trustee                             1,920                  127,000
         Meyer Feldberg, Trustee                              2,098                  249,000
         Carl W. Schafer, Trustee                             1,948                  129,000
         William D. White, Trustee                            1,948                  129,000

----------
+ Only independent board members are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the funds.
* Represents fees paid to each board member during the fiscal year ended December 31, 2004.
** Represents fees paid during the calendar year ended December 31, 2004 to each board member by: (a) 16 investment companies in the case of Messrs. Armstrong, Beaubien, Burt, Schafer and White; and (b) 31 investment companies in the case of Professor Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     As of April 1, 2005, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of the fund.

     As of April 1, 2005, the following shareholders were shown in the Trust's records as owning of record 5% or more of the fund's outstanding Class H and Class I shares. Except as listed below, the Trust does not know of any other person who owns of record 5% of more of any class of the fund's shares.

                                                                      PERCENTAGE OF CLASS H SHARES
                                                                            OWNED OF RECORD
                  NAME AND ADDRESS*                                       AS OF APRIL 1, 2005
                  -----------------                                   ----------------------------
         AIG Life Paradigm Variable Annuity                                     87.85%
         AIG Life Paradigm ADB Variable Annuity                                 11.1%


                                                                      PERCENTAGE OF CLASS I SHARES
                                                                            OWNED OF RECORD
                  NAME AND ADDRESS*                                       AS OF APRIL 1, 2005
                  -----------------                                   ----------------------------
         Hartford Life Insurance Company Separate Account Two                   35.28%
         Sunlife Assurance Co. of Canada US                                     20.56%
         ING Life Insurance & Annuity Co ARS Central Valuation Unit             15.87%
         Ohio National Life Insurance Co FBO Separate Accounts                  18.03%
         ING USA Annuity & Life Insurance Co.                                    9.98%

----------
*    The shareholders listed may be contacted c/o UBS Global Asset Management
     (US) Inc., Attn: Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.

   INVESTMENT ADVISORY, ADMINISTRATION AND PRINCIPAL UNDERWRITING ARRANGEMENTS

     INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. UBS Global AM acts as the investment advisor and administrator of the fund pursuant to a contract ("Advisory and Administration Contract") with the Trust. Under the Advisory and Administration Contract, the fund pays UBS Global AM a fee, computed daily and paid monthly, at the annual rate of 0.50% of average daily net assets.

     During the fiscal years ended December 31, 2004, 2003 and 2002, UBS Global AM earned (or accrued) advisory and administration fees of $382,125, $358,570 and $466,158, respectively. For the fiscal years ended December 31, 2004, 2003 and 2002, UBS Global AM did not waive any of its fee under the Advisory and Administration Contract.

     Under the terms of the Advisory and Administration Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM. General expenses of the Trust not readily identifiable as belonging to a specific series are allocated among the series by or under the direction of the board in such manner as the board deems fair and equitable. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by UBS Global AM; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members who are not interested persons of the Trust or UBS Global AM; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

     Under the Advisory and Administration Contract, UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory and Administration Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities, on 60 days' written notice to UBS Global AM, or by UBS Global AM on 60 days' written notice to the fund.

     At the fund's board meeting held on July 21, 2004, the trustees considered and approved the continuance of the fund's Advisory and Administration Contract with UBS Global AM.

     Prior to that meeting, the board's Audit and Contract Review Committee (the "Committee") (comprised of the board's Independent Trustees) had met to review and discuss the investment advisory and administration services provided to the fund over the course of the year by UBS Global AM. In considering the continuance of the Advisory and Administration Contract, the Committee analyzed the nature, quality and scope of such services, the revenues received and expenses incurred (actual and projected) by UBS Global AM in performing the services required under the Advisory and Administration Contract, and the cost allocation methods used in calculating such expenses. The Committee also reviewed UBS Global AM's profitability in managing the fund; the current fees paid by the fund in light of fees paid to other advisors by comparable funds and as a percentage of assets at different asset levels; fees paid to UBS Global AM by other funds it advises; and the ability of UBS Global AM to continue to perform the services contemplated under the Advisory and Administration Contract.

     The Committee also considered, with respect to the fund, (i) the breakpoints (if any) currently in place for the fund; (ii) the extent to which economies of scale would be realized as the fund grows; and (iii) whether the advisory fee level reflects any such economies of scale for the benefit of the fund's shareholders. The Committee then reviewed the performance of the fund in comparison to a peer group consisting of funds with similar objectives and policies.

     The Committee also evaluated the performance of the fund in comparison to funds with similar objectives and policies, the relevant investment advisory personnel, compliance with the fund's investment restrictions, tax and reporting requirements and procedures of UBS Global AM with respect to possible conflicts of interest, including UBS Global AM's code of ethics. Based on all of the above, as well as other factors and considerations, the Committee recommended to the full board that the board approve the continuance of the Advisory and Administration Contract.

     The full board reviewed the factors considered by the Committee and also gave substantial consideration to the fees payable under the contract. In this regard, the board evaluated UBS Global AM's profitability with respect to the fund, including consideration of both the actual dollar amount of fees paid by the fund directly to UBS Global AM and so-called "fallout benefits" to UBS Global AM or its affiliates, such as, for example, benefits derived from serving as investment advisor to the fund, the research services available to UBS Global AM by reason of commissions from other funds, and transfer agency related services fees received by UBS Financial Services Inc. or UBS Global AM for certain transfer agency related services it performs for the fund's shareholders. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS Global AM, the board concluded the fees to be paid to UBS Global AM under the contract were fair and reasonable, and the scope and quality of UBS Global AM's services to the fund were consistent with the fund's operational requirements and sufficient to approve the continuance of the Advisory and Administration Contract between the fund and UBS Global AM.

     SECURITIES LENDING. During the fiscal years ended December 31, 2004, 2003 and 2002, the fund paid (or accrued) $924, $159 and $516, respectively, to UBS Financial Services Inc. or UBS Securities LLC for its services as securities lending agent.

     BANK LINE OF CREDIT. The fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest will be charged to the fund at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the year ended December 31, 2004, the fund had an average daily amount of borrowing outstanding under the Committed Credit Facility of $1,858,489 for 3 days with a related weighted average annualized interest rate of 2.29%, which resulted in $355 of interest expense.

     PROXY VOTING POLICIES AND PROCEDURES. The fund's board of Trustees believes that the voting of proxies on securities held by the fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the fund's investment advisor. Following is a summary of UBS Global AM's proxy voting policy.

     You may obtain information about the fund's proxy voting decisions, during the period ending June 30, 2004, without charge, online on the fund's website (http://www.ubs.com/ubsglobalam-proxy) or on the EDGAR database on the SEC's website (http://www.sec.gov).

     The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

     When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

     UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has prohibited its employees in its sales, marketing and business development groups from having any input into how any proxy proposal is voted. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

     PERSONAL TRADING POLICIES. The fund and UBS Global AM have each adopted a code of ethics under Rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

     PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM acts as the principal underwriter of the Class I shares of the fund pursuant to a principal underwriting contract ("Principal Underwriting Contract"). The Principal Underwriting Contract requires UBS Global AM to use its best efforts, consistent with its other businesses, to sell Class I shares of the fund. Class H shares have no principal underwriter or principal underwriting contract. Class H and Class I shares of the fund are offered continuously to separate accounts of insurance companies. UBS Global AM is located at 51 West 52nd Street, New York, New York 10019-6114. UBS Global AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), subject to UBS Global AM's internal policies and procedures. UBS Global AM provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM. UBS Global AM also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM's internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM's headquarters or other appropriate locations and may include reimbursement of travel expenses (I.E., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM's internal policies and procedures, UBS Global AM may provide any or all of the following toe employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM's promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with UBS Global AM and may be paid by UBS Global AM for providing sub-transfer agency and other services. Such expenses paid by UBS Global AM are included in the annual operating expenses set forth in the fund's prospectus.

     Under a plan pertaining to the Class I shares adopted by the Trust in the manner prescribed by Rule 12b-1 under the Investment Company Act ("Class I Plan" or "Plan"), the fund pays UBS Global AM a distribution fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets attributable to its Class I shares. UBS Global AM uses these distribution fees to pay insurance companies whose separate accounts purchase Class I shares for distribution-related services that the insurance companies provide with respect to the Class I shares. These services include (1) the printing and mailing of fund prospectuses, SAIs, related supplements and shareholder reports to current and prospective contract owners,
(2) the development and preparation of sales material, including sales literature, relating to Class I shares, (3) materials and activities intended to educate and train insurance company sales personnel concerning the funds and Class I shares, (4) obtaining information and providing explanations to contract owners concerning the funds, (5) compensating insurance company sales personnel with respect to services that result in the sale or retention of Class I shares,
(6) providing personal services and/or account maintenance services to contract owners with respect to insurance company separate accounts that hold Class I shares, and (7) financing other activities that the board determines are primarily intended to result in the sale of Class I shares.

     The Plan and the Principal Underwriting Contract for Class I shares specify that the fund must pay distribution fees to UBS Global AM for its distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if UBS Global AM's expenses for the fund exceed the distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if UBS Global AM's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of distribution fees received or accrued through the termination date of the Class I Plan will be UBS Global AM's sole responsibility and not that of the fund. The board reviews the Class I Plan and UBS Global AM's corresponding expenses annually.

     Among other things, the Class I Plan provides that (1) UBS Global AM will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Class I Plan and the purposes for which such expenditures were made, (2) the Class I Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Class I Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class and (4) while the Class I Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of the Trust.

     During the fiscal year ended December 31, 2004, the fund paid (or accrued) $142,266 in distribution fees to UBS Global AM for the fund's Class I shares under the Plan.

     UBS Global AM estimates that it incurred the following distribution-related expenses with respect to the fund's Class I shares during the fiscal year ended December 31, 2004:

     Compensation paid to insurance companies                          $ 142,266
     Marketing and advertising                                                 0
     Printing and mailing of prospectuses to other
       than current shareholders                                               0

     In approving the Class I Plan for the fund, the board considered all the features of the distribution system for the Class I shares, including (1) the expectation that Class I shares would be sold primarily to the separate accounts of insurance companies unaffiliated with UBS Global AM or one of its affiliates,
(2) the expenses those unaffiliated insurance companies were likely to incur in marketing Class I shares to the owners of contracts issued by their separate accounts, (3) the need to encourage those unaffiliated insurance companies to educate their agents concerning the fund and to compensate their agents for selling Class I shares and (4) the need to encourage those unaffiliated insurance companies to educate their contract owners concerning the fund and to provide personal and account maintenance services to contract owners with respect to the fund's Class I shares attributable to their accounts.

     The board also considered all compensation that UBS Global AM would receive under the Class I Plan and the Principal Underwriting Contract and the benefits that would accrue to UBS Global AM under the Class I Plan in that UBS Global AM would receive distribution and advisory fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Class I Plan were successful and the fund attained and maintained significant asset levels.

                                PORTFOLIO MANAGER

   UBS Global AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Mr. Singer is the lead portfolio manager for the fund. The following table provides information relating to other accounts managed by Mr. Singer as of December 31, 2004:


                                                          REGISTERED            OTHER POOLED
                                                     INVESTMENT COMPANIES    INVESTMENT VEHICLES    OTHER ACCOUNTS
                                                     --------------------    -------------------    --------------
Number of Accounts Managed                                       7                      8                  29*
Number of Accounts Managed with
   Performance-Based Advisory Fees                            None                   None                None
Assets Managed (in millions)                               $ 5,250                $ 3,760             $ 2,880
Assets Managed with Performance-Based
   Advisory Fees (in millions)                                None                   None                None

----------
*approximately

    The management of the fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the fund. The portfolio manager and his team manage the fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

    If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

    The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the fund have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

    The compensation received by portfolio managers at UBS Global AM, including Mr. Singer, includes a base salary and incentive compensation based on their personal performance. UBS Global AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global AM's clients. Overall compensation can be grouped into four categories:

        - Competitive salary, benchmarked to maintain competitive compensation opportunities.
        - Annual bonus, tied to individual contributions and investment performance.
        - UBS equity awards, promoting company-wide success and employee retention.
        - Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

    BASE SALARY is used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

    Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global AM strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns the investment professionals' interests with those of UBS Global AM's clients.

   UBS AG EQUITY. Senior investment professionals, such as Mr. Singer, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global AM believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

    Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global AM feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

    PARTNERSHIP INCENTIVE PROGRAM (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for UBS Global AM's senior staff. Mr. Singer is eligible for this program.

    As of the date of this SAI, Mr. Singer did not own shares of the fund because the fund has not been publicly offered.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the board, UBS Global AM is responsible for the execution of the fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, UBS Global AM seeks to obtain the best net results for the fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While UBS Global AM generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. Generally, bonds are traded on the over-thecounter market on a "net" basis without a stated commission through dealers acting for their own accounts and not through brokers. The fund may invest in securities traded in the over-the-counter markets and will engage primarily with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. During the fiscal years ended December 31, 2004, 2003 and 2002, the fund paid $117,114, $10,028 and $23,601, respectively, in brokerage commissions.

     The fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of UBS Global AM, including UBS Financial Services Inc. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair. Specific provisions in the Advisory and Administration Contract authorize UBS Global AM and any of its affiliates to effect portfolio transactions for the fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     For the year ended December 31, 2004, the fund paid $4,407 in brokerage commissions to UBS Financial Services Inc. These brokerage commissions represented 3.76% of the total brokerage commissions paid by the fund during the fiscal year and 0.00% of the dollar amount of transactions involving the payment of brokerage commissions. For the fiscal years ended December 31, 2003 and 2002, the fund did not pay brokerage commissions to UBS Financial Services Inc. or any other affiliated broker.

     Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of affiliates of UBS Global AM, are similar to those in effect with respect to brokerage transactions in securities.

     In selecting brokers, UBS Global AM will consider the full range and quality of a broker's services. Consistent with the interests of the fund and subject to the review of the board, UBS Global AM may cause the fund to purchase and sell portfolio securities through brokers who provide UBS Global AM with brokerage or research services. The fund may pay those brokers a higher commission than may be charged by other brokers, provided that UBS Global AM determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of UBS Global AM to the fund and its other clients.

     Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives. For the fiscal year ended December 31, 2004, the fund directed certain portfolio transactions to brokers chosen because they provide research, analysis, advice and similar services.

     For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

     Research services and information received from brokers or dealers are supplemental to UBS Global AM own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

     Investment decisions for the fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more of accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

     The fund will not purchase securities that are offered in underwritings in which UBS Financial Services Inc., UBS Global AM or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that UBS Financial Services Inc., UBS Global AM or any affiliate thereof not participate in or benefit from the sale to the fund.

     As of December 31, 2004, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:

ISSUER                                                TYPE OF SECURITY         VALUE
------                                              --------------------    -----------
Citigroup, Inc.                                         Common Stock        $ 2,071,740
J.P. Morgan Chase & Co.                                 Common Stock          1,100,082
Morgan Stanley                                          Common Stock          1,487,936
Citigroup, Inc.                                        Corporate Bond           141,680
CS First Boston USA, Inc.                              Corporate Bond            24,854
Goldman Sachs Group, Inc.                              Corporate Bond           101,536
J.P. Morgan Chase & Co.                                Corporate Bond            84,255
Morgan Stanley                                         Corporate Bond           134,597
State Street Bank & Trust Co.                       Repurchase Agreement      3,486,000

     PORTFOLIO TURNOVER. The fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by themonthly average value of securities in the portfolio during the year. The portfolio turnover rates for the fiscal years ended December 31, 2004 and December 31, 2003 were 136% and 5%, respectively.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The insurance company separate accounts purchase and redeem shares of the fund on each day on which the New York Stock Exchange ("NYSE") is open for trading ("Business Day") based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the variable contracts. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions of the shares of the fund are effected at their respective net asset values per share determined as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on that Business Day. Payment for redemptions are made by the fund within seven days thereafter. No fee is charged to the separate accounts when they purchase or redeem fund shares.

     The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time.

                               VALUATION OF SHARES

     The fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities and other assets are valued based upon market quotations when those quotations are readily available unless, in UBS Global AM's judgment, those quotations do not adequately reflect the fair value of the security. Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on that day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by UBS Global AM as the primary market. Securities traded in the over-the-counter market and listed on The Nasdaq Stock Market ("Nasdaq") normally are valued at the Nasdaq Official Closing Price ("NOCP"); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Market value for securities may also include appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities also may be valued based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All cash, receivables and current payable are carried at their face value. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value.

     It should be recognized that judgment often plays a greater role in valuing thinly traded securities and lower rated bonds than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

                                      TAXES

     Fund shares are offered only to insurance company separate accounts that fund benefits under certain variable annuity contracts and/or variable life insurance contracts. See the applicable contract prospectus for a discussion of the special taxation of insurance companies with respect to those accounts and the contract holders.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The fund is treated as a separate corporation for federal income tax purposes. The fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders in each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gains) determined without regard to any deduction for dividends paid ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. By qualifying as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income that it distributes to its shareholders.

     If the fund failed to qualify for treatment as a RIC for any taxable year,
(1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders), (2) all distributions out of its earnings and profits, including distributions of net capital gain, would be taxable to its shareholders as dividends (that is, ordinary income) and (3) most importantly, each insurance company separate account invested in the fund would fail to satisfy the diversification requirements of section 817(h) of the Internal Revenue Code described in the next paragraph, with the result that the variable annuity and/or life insurance contracts supported by that account would no longer be eligible for tax deferral. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     ADDITIONAL DIVERSIFICATION REQUIREMENTS. The fund intends to continue to satisfy the diversification requirements indirectly imposed on it by section 817(h) of the Internal Revenue Code and the regulations thereunder, which are in addition to the diversification requirements described above. These requirements place certain limitations on the assets of each insurance company separate account that may be invested in the securities of a single issuer. Because section 817(h) and the regulations thereunder treat the assets of the fund as assets of the related separate account, the fund must also meet these requirements. Specifically, the regulations under section 817(h) provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the separate account's total assets are cash and cash items, government securities and securities of other RICs. Failure of the fund to satisfy the section 817(h) requirements would result in (1) taxation of the insurance company issuing the variable contracts, the benefits under which are funded by the separate account(s) investing in the fund, and (2) treatment of the contract owners other than as described in the applicable contract prospectus.

     OTHER INFORMATION. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from options and futures contracts derived by the fund with respect to its business of investing in securities, will be treated as qualifying income under the Income Requirement.

     The fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If the fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

     The fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock that the fund included for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

     Certain futures contracts and listed non-equity options (such as those on a securities index) in which the fund may invest may be subject to section 1256 of the Internal Revenue Code ("section 1256 contracts"). Any section 1256 contracts the fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to the fund. The fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with applicable regulations, at least one (but not all) the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

     Offsetting positions in any actively traded security, option or futures entered into by the fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period
                                       43
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in certain straddle positions not begin until the straddle is terminated
(possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

     When a covered call option written (sold) by the fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security's basis.

     If the fund has an "appreciated financial position" -- generally, an interest (including an interest through an option or futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures contract entered into by the fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to the fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

     The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local or foreign taxes applicable to the fund and to dividends and other distributions therefrom.

                                OTHER INFORMATION

     MASSACHUSETTS BUSINESS TRUST. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund or the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the fund) and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the board members or by any officers or officer by or on behalf of the Trust or the fund, the board members or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the relevant fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which UBS Global AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability would be entitled to reimbursement from the general assets of the fund. The board members intend to conduct the fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

     VOTING RIGHTS. The insurance company separate accounts that fund benefits under variable annuity or variable life insurance contracts are the shareholders of the fund -- not the individual owners of those contracts. However, the separate accounts may pass through voting rights to contract owners.

     Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the board members of the Trust. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of the Class I Plan as it relates to the Class I shares. The shares of each series will be voted separately, except when an aggregate vote of all the series is required by law.

     The fund does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust.

     POSSIBLE CONFLICTS. Shares of the fund may serve as the underlying investments for separate accounts of unaffiliated insurance companies ("shared funding") as well as for both annuity and life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Trust does not currently foresee any conflict. However, the Trust's board intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in the fund. This might force the fund to sell securities at disadvantageous prices.

     CLASSES OF SHARES. A share of each class of the fund represents an identical interest in the fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to distribution fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of the fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class H and I shares will differ.

     PRIOR NAMES. Prior to April 8, 2002, the Trust was known as "Brinson Series Trust." Prior to May 16, 2001, the Trust was known as "Mitchell Hutchins Series Trust." Prior to November 19, 1997, the Trust was known as "PaineWebber Series Trust."

     CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC Inc., a subsidiary of PNC Bank, N.A., located at 760 Moore Road, King of Prussia, PA 19406, serves as the fund's transfer and dividend disbursing agent.

     COUNSEL. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20030-2401, serves as counsel to the Trust and the fund. Dechert also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, serves as independent counsel to the Independent Trustees.

     AUDITORS. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the fund's independent registered public accounting firm.

                              FINANCIAL STATEMENTS

     The fund's Annual Report to Shareholders for its last fiscal year ended December 31, 2004 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing therein are incorporated herein by reference.

                                   APPENDIX A

                             CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC. DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt-edged'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa. Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

STANDARD & POOR'S RATINGS GROUP DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

     AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest. AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from the AAA issues only in small degree. A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments. B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal. CC. The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating. C. The rating

C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating. D. Debt rated D is in default, or is expected to default upon maturity or payment date.

     CI. The rating CI is reserved for income bonds on which no interest is being paid.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                       A-2
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

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.


                                UBS Series Trust

                            U.S. Allocation Portfolio


                                             Statement of Additional Information

                                                                     May 1, 2005

(C)2005 UBS Global Asset Management (US) Inc.
All rights reserved.